FORM OF
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
Pursuant to the terms and conditions of the Oasis Petroleum Inc. 2020 Long Term Incentive Plan (the “Plan”), and the associated Restricted Stock Unit Agreement (the “Agreement”), you are hereby granted an award of Restricted Stock Units, whereby each Restricted Stock Unit that vests represents the right to receive one share of common stock of the Company, par value $0.01 per share (“Stock”), plus rights to certain Dividend Equivalents described in Section 3 of the Agreement, under the terms and conditions set forth below, in the Agreement, and in the Plan (the “Restricted Stock Units”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Plan or the Agreement.

Grantee:	[__________]
Date of Grant:	[__________, 20__] (“Date of Grant”)
Number of Restricted Stock Units:	[__________] shares of Stock may be deliverable in respect of this Award

Vesting Schedule:
The restrictions on the Restricted Stock Units will lapse and your right to receive Stock in respect of the Restricted Stock Units shall vest and become nonforfeitable in 25% annual increments (rounded to the nearest whole share) on each of the one-year, two-year, three-year and four-year anniversaries of the Date of Grant (each such date, a “Vesting Date” and the period prior to full vesting of the Restricted Stock Units, the “Restriction Period”), subject to you remaining in the employ of or as a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable Vesting Date.
Notwithstanding anything to the contrary herein, in the Agreement, in the Plan or in any other arrangement between you and the Company (including any employment agreement or severance plan in which you participate):
(a)if your employment or service relationship with the Company and its Subsidiaries is terminated prior to the end of the Restriction Period (w) by the Company or, if applicable, Subsidiary without “Cause” (as such term is defined your employment agreement with the Company, dated [__________, 20__] (the “Employment Agreement”), (x) by reason of the Company’s non-renewal of your Employment Agreement at the end of the Employment Period (as defined in the Employment Agreement) (a “Non-Renewal”), (y) by you for “Good Reason” (as defined in the Employment Agreement) or (z) by reason of your death and subject in each case to your (or your estate’s) execution and non-revocation of a waiver and release agreement in the form attached as Exhibit A to the Employment Agreement and as may be modified pursuant to the terms of the Employment Agreement (the “Release”), then, upon such termination of employment, you shall vest in the number of Restricted Stock Units that were scheduled to vest within 12 months following such termination of employment;
(b)if your employment or service relationship with the Company and its Subsidiaries is terminated upon, or 18 months or less following, a Change in Control and prior to the end of the Restriction Period by the Company or, if applicable, Subsidiary without “Cause” or by reason of Non-Renewal, by you for “Good Reason” or by reason of your death and subject in each case to your (or your estate’s) execution and non-revocation of the Release, then, as of such termination of employment, you shall vest in all then-outstanding and unvested Restricted Stock Units; and
(c)If, (i) in connection with a Change in Control in which the Company is not the surviving company, or survives as a wholly owned subsidiary of the acquiring company and (ii) the acquiring company (or, in the case of a non-triangular merger, the surviving company) does not assume and convert this Award into a substantially equivalent award with respect to such acquiring or surviving company’s capital stock that is then readily tradable on an established U.S. securities exchange, then you shall vest in all then-outstanding and unvested Restricted Stock Units immediately prior to, but contingent upon, the consummation of such Change in Control.
Any reference in this Notice of Grant to the “Company” shall include any employer successor thereto.
For purposes of this Award, notwithstanding a termination of the Employment Agreement at the end of the Employment Period as a result of non-renewal by either the Company or you, your continued employment or service relationship with the Company and its Subsidiaries following the termination of the Employment Agreement (1) shall constitute remaining continuously in the employ of or as a service provider to the Company or its Subsidiaries for all purposes pursuant to the terms hereof and count toward satisfaction of the employment or service relationship requirements herein, and (2) the provisions in your Employment Agreement relating to termination without “Cause,” by you for “Good Reason,” and by reason of your death shall apply to the continued employment or service relationship following non-renewal of the Employment Agreement, including for purposes of applying the earning and vesting provisions contained herein.

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Date of Settlement:
Payment in respect of vested Restricted Stock Units shall be made within 60 days following the applicable Vesting Date; provided, however, that if your employment or service relationship with the Company and its Subsidiaries is terminated prior to the end of the Restriction Period by the Company or, if applicable, Subsidiary without “Cause,” by reason of Non-Renewal, by you for “Good Reason” or by reason of your death, then payment in respect of vested Restricted Stock Units shall be made no later than the 60th day following such termination of employment or service relationship; provided further in the event the Restricted Stock Units vest in connection with a Change in Control in which the Award is not assumed and converted into a substantially equivalent award, then payment in respect of vested Restricted Stock Units shall be made no later than the 60th day following such Change in Control (in each case, the “Date of Settlement”).

By your acceptance of this document, you and the Company hereby acknowledge receipt of the Restricted Stock Units issued on the Date of Grant indicated above, which have been granted under the terms and conditions contained herein and in the Plan and the Agreement. Alternatively, you acknowledge your agreement to be bound to the terms of this Notice, the Agreement and the Plan in connection with your acceptance of the Restricted Stock Units issued hereby through procedures, including electronic procedures, provided by or on behalf of the Company.
You acknowledge and agree that (a) you are not relying upon any written or oral statement or representation of the Company, its affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) regarding the tax effects associated with your execution of this Notice of Grant of Restricted Stock Units and your receipt and holding of and the vesting of the Restricted Stock Units, and (b) in deciding to enter into this Agreement, you are relying on your own judgment and the judgment of the professionals of your choice with whom you have consulted. You hereby release, acquit and forever discharge the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with your execution of the Agreement and your receipt and holding of and the vesting of the Restricted Stock Units.
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You further acknowledge receipt of a copy of the Plan and the Agreement and agree to all of the terms and conditions of the Plan and the Agreement, which are incorporated herein by reference.
OASIS PETROLEUM INC.,
a Delaware corporation
By:
Name:
Title:
[Signature Page to RSU Notice of Award]

OASIS PETROLEUM INC.
2020 LONG TERM INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT
This Agreement is made and entered into as of the Date of Grant set forth in the Notice of Grant of Restricted Stock Units (“Notice of Grant”) by and between Oasis Petroleum Inc., a Delaware corporation (the “Company”), and you.
WHEREAS, the Company in order to induce you to enter into and to continue and dedicate service to the Company and to materially contribute to the success of the Company, agrees to grant you this award;
WHEREAS, the Company adopted the Oasis Petroleum Inc. 2020 Long Term Incentive Plan, as it may be amended from time to time (the “Plan”), under which the Company is authorized to grant restricted stock units to certain employees, directors and other service providers of the Company;
WHEREAS, a copy of the Plan has been furnished to you and shall be deemed a part of this Restricted Stock Unit Agreement (“Agreement”) as if fully set forth herein and the terms capitalized but not defined herein shall have the respective meanings set forth in the Plan; and
WHEREAS, you desire to accept the award made pursuant to this Agreement.
NOW, THEREFORE, in consideration of and mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:
1.The Grant. Subject to the terms and conditions set forth below and in the Notice of Grant, the Company hereby grants you, effective as of the Date of Grant set forth in the Notice of Grant, as a matter of separate inducement but not in lieu of any salary or other compensation for your services for the Company, an award consisting of an aggregate number of Restricted Stock Units specified in the Notice of Grant, whereby each Restricted Stock Unit that becomes vested represents the right to receive one share of common stock of the Company, par value $0.01 per share (“Stock”), plus the additional rights to Dividend Equivalents set forth in Section 3, in accordance with the terms and conditions set forth herein, in the Notice of Grant and in the Plan (the “Award”). Your right to receive Stock in respect of Restricted Stock Units is generally contingent, in whole or in part, upon satisfaction of the vesting requirements described in the Notice of Grant. Except as provided below, to the extent that any provision of this Agreement conflicts with the expressly applicable terms of the Plan, you acknowledge and agree that those terms of the Plan shall control and, if necessary, the applicable terms of this Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan. The Restricted Stock Units contemplated herein are Restricted Stock Units designated as such under the Plan pursuant to Sections 2(aa) and 6(e) thereof.
2.No Stockholder Rights. The Restricted Stock Units granted pursuant to this Agreement do not and shall not entitle you to any rights of a holder of Stock unless and until shares of Stock are actually issued to you on the Date of Settlement specified in the Notice of Grant.
3.Dividend Equivalents. With respect to each outstanding Restricted Stock Unit, the Company shall credit a book entry account with an amount equal to the amount of any cash dividend paid on one share of Stock. The amount credited to such book entry account shall be payable to you at the same time as, and subject to the same terms and conditions as are applicable to, the Restricted Stock Units to which they relate; provided, however, that only amounts credited with respect to Restricted Stock Units that vest shall be paid.
4.Restrictions. The Restricted Stock Units are restricted in that they may not be sold, transferred or otherwise alienated or hypothecated. The Restricted Stock Units are also restricted in the sense that they may be forfeited to the Company.
5.Expiration of Restrictions and Settlement of Award. The restrictions on the Restricted Stock Units granted pursuant to this Agreement will expire as set forth in the Notice of Grant, provided that you remain in the employ of, or a service provider to, the Company or its Subsidiaries until the applicable vesting dates set forth in the Notice of Grant. On the applicable Date of Settlement set forth in the Notice of Grant, the Company shall cause to be issued Stock in book entry form registered in your name. To the extent application of the vesting terms set forth in the Notice of Grant would result in you becoming vested in a fractional number of Restricted Stock, the number of Restricted Stock vested will be rounded down to the nearest whole share. The value of the shares of Stock shall not bear any interest owing to the passage of time. Neither this Section 5 nor any action taken pursuant to or in accordance with this Section 5 shall be construed to create a trust of any kind. Upon settlement of the Restricted Stock in Stock following the expiration of the Restriction Period, all of the Restricted Stock Units subject to this Award shall be canceled and terminated.
6.Termination of Services. Except as otherwise provided in the Notice of Grant, if your service relationship with the Company or any of its Subsidiaries is terminated for any reason, then those Restricted Stock Units for which the restrictions have not lapsed as of the date of termination shall become null and void and those Restricted Stock Units shall be forfeited to the Company for no consideration. The Restricted Stock Units for which the restrictions have lapsed as of the date of such termination, including Restricted Stock Units for which the restrictions lapsed in connection with such termination, shall not be forfeited to the Company and shall be settled on the applicable Date of Settlement set forth in the Notice of Grant.
7.Leave of Absence. With respect to the Award, the Company may, in its sole discretion, determine that if you are on leave of absence for any reason you will be considered to still be in the employ of, or providing services for, the Company.
8.Payment of Taxes. With respect to any required tax withholding, the Company shall withhold from the shares of Stock to be issued to you the number of shares necessary to satisfy the Company’s obligation to withhold taxes, which determination will be based on the shares’ Fair Market Value at the time such determination is made; provided, however, that the Committee, in its discretion (which discretion may not be delegated), may disallow satisfaction of the Company’s tax withholding obligations using the foregoing method, in which case the Company may require you to satisfy any current or future obligation to withhold federal, state or local income or other taxes that you incur as a result of the Award by such other method or methods specified by the Company. In the event the Company determines that the amount withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then you must pay to the Company, in cash, the amount of that deficiency immediately upon the Company’s request.
9.Compliance with Securities Laws; Company Policies. Notwithstanding any provision of this Agreement to the contrary, any issuance of Stock hereunder will be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities and with the requirements of any stock exchange or market system upon which the Stock may then be listed. No Stock will be issued hereunder if such issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, Stock will not be issued hereunder unless (a) a registration statement under the Securities Act of 1933, as amended (the “Act”), is at the time of issuance in effect with respect to the shares issued, or (b) in the opinion of legal counsel to the Company, the shares issued may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Act. As a condition to any issuance hereunder, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company. From time to time, the Board and appropriate officers of the Company are authorized to take the actions necessary and appropriate to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance. You agree not to sell any shares of Stock acquired pursuant to this Award in violation of the Company’s securities trading policy, to the extent applicable.
10.Right of the Company and Subsidiaries to Terminate Services. Nothing in this Agreement confers upon you the right to continue in the employ of or performing services for the Company or any Subsidiary, or interfere in any way with the rights of the Company or any Subsidiary to terminate your employment or service relationship at any time.
11.Furnish Information. You agree to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirements imposed upon the Company by or under any applicable statute or regulation.
12.Remedies. The parties to this Agreement shall be entitled to recover from each other reasonable attorneys’ fees incurred in connection with the successful enforcement of the terms and provisions of this Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.
13.No Liability for Good Faith Determinations. The Company and the members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Restricted Stock Units granted hereunder.

14.Execution of Receipts and Releases. Any payment of cash or any issuance of shares of Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such Persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such payment or issuance, to execute a release and receipt therefor in such form as it shall determine.
15.No Guarantee of Interests. The Board and the Company do not guarantee the Stock of the Company from depreciation.
16.Company Records. Records of the Company or its Subsidiaries regarding your period of service, termination of service and the reason(s) therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.
17.Notice. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is sent via certified United States mail or reputable overnight delivery service (charges prepaid).
18.Waiver of Notice. Any person entitled to notice hereunder may waive such notice in writing.
19.Information Confidential. As partial consideration for the granting of the Award hereunder, you hereby agree to keep confidential all information and knowledge, except that which has been disclosed in any public filings required by law, that you have relating to the terms and conditions of this Agreement; provided, however, that such information may be disclosed as required by law and may be given in confidence to your spouse and tax, legal and financial advisors. In the event any breach of this promise comes to the attention of the Company, it shall take into consideration that breach in determining whether to recommend the grant of any future similar award to you, as a factor weighing against the advisability of granting any such future award to you.
20.Successors. This Agreement shall be binding upon you, your legal representatives, heirs, legatees and distributees, and upon the Company, its successors and assigns.
21.Severability. If any provision of this Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Agreement shall be construed and enforced as if the illegal or invalid provision had never been included herein.
22.Company Action. Any action required of the Company shall be by resolution of the Board or by a person or entity authorized to act by resolution of the Board.

23.Headings. The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.
24.Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of Texas, without giving any effect to any conflict of law provisions thereof, except to the extent Texas state law is preempted by federal law.
25.Consent to Texas Jurisdiction and Venue. You hereby consent and agree that state courts located in Harris County, Texas and the United States District Court for the Southern District of Texas each shall have personal jurisdiction and proper venue with respect to any dispute between you and the Company arising in connection with the Restricted Stock Units or this Agreement. In any dispute with the Company, you will not raise, and you hereby expressly waive, any objection or defense to such jurisdiction as an inconvenient forum.
26.Amendment. This Agreement may be amended by the Board or by the Committee at any time (a) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in any federal or state, tax or securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Award; or (b) other than in the circumstances described in clause (a) or provided in the Plan, with your consent.
27.Unfunded Arrangement. Neither the Notice of Grant, this Agreement nor the Plan shall give you any security or other interest in any assets of the Company; rather, your right to the Award is that of a general, unsecured creditor of the Company.
28.The Plan. This Agreement is subject to all terms, conditions, limitations and restrictions contained in the Plan.
29.Clawback. Notwithstanding anything to the contrary herein or in the Plan, the Restricted Stock Units may be cancelled and you may be required to reimburse the Company for any realized gains with respect to the Restricted Stock Units to the extent required by applicable law (including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010), the rules of any applicable stock exchange, or any clawback policy of the Company.
30.Compliance With Section 409A of the Code. This Award is intended to be exempt from or comply with Section 409A of the Code, and shall be interpreted and construed accordingly, and each payment hereunder shall be considered a separate payment. To the extent this Agreement provides for the Award to become vested and be settled upon your termination of employment, the applicable shares of Stock shall be transferred to you or your beneficiary upon your “separation from service,” within the meaning of Section 409A of the Code; provided, however, that if you are a “specified employee,” within the meaning of Section 409A of the Code, then to the extent the Award constitutes nonqualified deferred compensation, within the meaning of Section 409A of the Code, such shares of Stock shall be transferred to you or your beneficiary upon the earlier to occur of (i) the six-month anniversary of such separation from service and (ii) the date of your death.
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